Investor Presentation NAREIT REITweek | New York, NY | June 2018 NYSE: IRET

SAFE HARBOR STATEMENT AND LEGAL DISCLOSURE Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital, risks associated with our value add and redevelopment opportunities, property acquisition and disposition activities, the financial condition of our tenants, competition from other developers, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended April 30, 2017, and in subsequent quarterly reports on Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue due to subsequent events. www.iretapartments.com NAREIT REITweek | June 2018 2

COMPANY SNAPSHOT Now Dedicated Multifamily Company Focused Management Team Drives Operating Efficiencies Single Segment Property Specialist Engaged to Effect Improvement G&A and Operating Expenses Strong Markets and Distinct Geography Improved Capital Structure Positions for Future Growth Combination of Core and Value-Add Properties Flexible Balance Sheet and Capital Allocation Focus Same-Store NOI www.iretapartments.com NAREIT REITweek | June 2018 3

REPOSITIONING COMING TO FRUITION Delivering on stated goals and renewed business strategy Evolution of Business Strategy – Focus and Flexibility PAST PRESENT FUTURE Multifamily Multifamily 94% Multifamily Focus 31% Multifamily (% of NOI) 100% Leverage Leverage Leverage Leverage 45% 40% (% of Book Value) 56% Unsecured 20% Secured Secured 40% Leverage Type 100% Unsecured Secured 60% 80% Multifamily Acquisition Criteria – Quality and Efficiency Twin Cities / Denver Twin Cities / Denver Primary Market Focus Small Market Bias Strong Secondary Strong Secondary >$1,200 >$1,000 <$800 Revenue / Home Homes / Community <150 >150 >200 Note: “Past” as of 4/30/12 and “Present” as of 1/31/18 www.iretapartments.com NAREIT REITweek | June 2018 4

CAPITAL STRUCTURE OVERVIEW AS OF 1/31/18 $ in thousands, except where noted $1.6B Total Capitalization % of Weighted Weighted Debt Summary Amount Total Avg. Rate Avg. Maturity Total Secured Debt $555,875 80.2% 4.63% 4.5 Years $99M $693M Preferred Total Debt (1) Secured Unsecured LOC Balance $67,000 9.7% 3.45% 3.0 Years Equity Debt Pref. Equity 36% Unsecured Term Loan $70,000 10.1% 4.01% 5.0 Years 6% Unsecured Total Unsecured Debt $137,000 19.8% 3.74% 4.0 Years Debt 9% Total Debt $692,875 100.0% 4.45% 4.4 Years Common Equity Fixed Rate $564,874 81.5% 4.59% 4.9 Years 49% $761M Variable Rate $128,001 18.5% 3.83% 2.1 Years Common Equity (1) LOC commitments total $300 million $119,070 $122,479 $105,364 $98,228 $92,000 LOC Term Loan $50,401 $54,523 $43,043 $7,767 FY19 FY20 FY21 FY22 FY23 FY24 FY25 FY26 FY27 Thereafter % of Total Maturing 6.21% 17.19% 17.68% 15.21% 14.18% 7.27% 7.87% 13.28% 1.12% Weighted Average Interest Rate 4.07% 5.65% 4.18% 5.23% 4.04% 4.02% 3.74% 3.56% 5.38% www.iretapartments.com NAREIT REITweek | June 2018 5

TODAY We are a premier multifamily company delivering exposure to strong Midwest markets Minot Williston MT ND Grand Forks Billings Bismarck MN St. Cloud WI Rapid City SD Minneapolis Sioux Falls Rochester IA NE Omaha Denver CO Topeka KS Highlights Portfolio Evolution • 90 communities with 14,176 apartment homes % of Multifamily NOI 26% • Proforma NOI for FY19 estimated to be 30% in 36% 34% 33% 32% 29% Minneapolis and Denver; over 50% in 22% 27% Minnesota and Colorado 30% 36% 10% 42% 42% 1% • Diversified price points within the portfolio 43% 42% 31% 38% • Significant opportunity for value add and 22% 24% (1) operational efficiencies FY14 FY15 FY16 FY17 YTD FY18 PF FY19 MN CO ND Other (1) Nine months ended 1/31/18 www.iretapartments.com NAREIT REITweek | June 2018 6

GROWTH IN MIDWEST MARKETS Newer communities in the Midwest have shown strong performance since 2010 Rent Growth CAGR Revenue Growth CAGR For communities built since 2010 For communities built since 2010 4.1% 3.5% 3.9% 2.8% 3.1% 2.4% 2.2% 2.3% 1.6% 1.9% Midwest South West Northeast National Avg Midwest South West Northeast National Avg 38% of IRET’s FY19 NOI expected from communities built since 2010(1) Source: Axiometrics (1) Proforma FY19 NOI www.iretapartments.com NAREIT REITweek | June 2018 7

iret MINNEAPOLIS–ST. PAUL IS STRONG

Economic Drivers

- The Minneapolis–St. Paul economy is supported by large corporations in diverse industries that generate stable job growth. Nineteen *Fortune* 500 companies and eight companies on *Forbes'* list of America's 225 largest private companies, including Cargill at #1, are headquartered in Minnesota.
- Minneapolis–St. Paul's skilled labor force powers companies in a mix of industries including agriculture, manufacturing, retail, medical devices, biosciences, healthcare, IT, and clean energy.
- Axiometrics forecasts rental growth of 3.6% and vacancy of 3.4% in 2018, which ranks 7 and 2, respectively, among the top 50 multifamily markets.

19 Fortune 500 Companies

Rank	Company	Rank	Company
5	United Health Group	216	Land O' Lakes
39	Target	252	Ameriprise Financial
72	Best Buy	266	Xcel Energy
96	CHS	323	Hormel Foods
97	3M	343	Thrivent Financial
122	U.S. Bancorp	382	Mosaic
180	Supervalu	462	Securian Financial
182	General Mills	490	Patterson
193	C.H. Robinson	496	Polaris
215	Ecolab		

Effective Apartment Rent Growth



6%
5%
4%
3%
2%
1%
0%
5.3%
4.7%
3.1%
3.8%
3.1%
3.2%
2.2%
3.8%
2.6%
4.9%
3.3%
3.3%
3.9%
2.3%
3.3%
2.5%
2011
2012
2013
2014
2015
2016
2017
2018 YTD
Twin Cities
National

Apartment Vacancy



8%
7%
6%
5%
4%
3%
2%
1%
0%
5.4%
3.2%
2011
2012
2013
2014
2015
2016
2017
2018 YTD
Twin Cities
National

Sources: Bureau of Labor Statistics, US Census Bureau, Fortune, and Axiometrics
Note: 2018 YTD through 3/31/18

www.iretapartments.com NAREIT REITweek | June 2018 8

iret

DENVER'S ECONOMY IS THRIVING

Economic Drivers

- Denver's advantageous location, livability, skilled workforce, and attractiveness for doing business have prompted job creation throughout the metro area as employers relocate and entrepreneurs create new ventures. The metro has added 305,000 jobs since the beginning of 2010.
- The region's economy is deeply rooted in high-quality industries such as aerospace, technology, healthcare, energy, transportation, finance, and tourism.
- Relative to incomes, single family home prices in Denver are high at $441,500 as of 1Q18, driving approximately 50% of the population to rent (national average = 36%).



Total Nonfarm Payrolls (SA 2010-present)
Indexed to Jan 2010 = 100
130
125
120
115
110
105
100
2010
2011
2012
2013
2014
2015
2016
2017
2018
26%
14%
Denver
National



Effective Apartment Rent Growth
12%
10%
8%
6%
4%
2%
0%
6.5%
4.7%
6.7%
3.8%
6.9%
3.2%
8.8%
3.8%
9.7%
4.9%
3.2%
3.3%
3.0%
2.3%
2.7%
2.5%
2011
2012
2013
2014
2015
2016
2017
2018 YTD
Denver
National



Apartment Vacancy
8%
7%
6%
5%
4%
3%
2%
1%
0%
5.8%
5.4%
2011
2012
2013
2014
2015
2016
2017
2018 YTD
Denver
National

Sources: Bureau of Labor Statistics, US Census Bureau, Fortune, National Association of Realtors, and Axiometrics
Note: 2018 YTD through 3/31/18

www.iretapartments.com NAREIT REITweek | June 2018 9

COMPETITIVE WITH COASTAL MARKETS

The Twin Cities and Denver boast extremely tight job markets, characterized by a highly educated workforce

% of Adult Population with Bachelor's Degree or Higher


Washington-Arlington-Alexandria, DC-VA-MD-WV MSA
50.2%
San Francisco-Oakland-Hayward, CA MSA
48.5%
Boston-Cambridge-Newton, MA-NH MSA
46.9%
Denver-Aurora-Lakewood, CO MSA
42.5%
Seattle-Tacoma-Bellevue, WA MSA
42.0%
Minneapolis-St. Paul-Bloomington, MN-WI MSA
40.5%
Baltimore-Columbia-Towson, MD MSA
39.5%
New York-Newark-Jersey City, NY-NJ-PA MSA
39.0%
Portland-Vancouver-Hillsboro, OR-WA MSA
38.9%
Atlanta-Sandy Springs-Roswell, GA MSA
37.7%

Unemployment Rate[1]


San Francisco, CA MSA
2.7%
Denver, CO MSA
2.8%
San Diego, CA MSA
3.2%
Twin Cities, MN MSA
3.3%
Orlando, FL MSA
3.3%

Both of these characteristics support strong incomes

Rank	Metropolitan Area	Median Household Income
1	San Francisco-Oakland-Hayward, CA MSA	$96,677
2	Washington-Arlington-Alexandria, DC-VA-MD-WV MSA	$95,843
3	Boston-Cambridge-Newton, MA-NH MSA	$82,380
4	Seattle-Tacoma-Bellevue, WA MSA	$78,612
5	Baltimore-Columbia-Towson, MD MSA	$76,788
6	Minneapolis-St. Paul-Bloomington, MN-WI MSA	$73,231
7	Denver-Aurora-Lakewood, CO MSA	$71,926
8	New York-Newark-Jersey City, NY-NJ-PA MSA	$71,897
9	San Diego-Carlsbad, CA MSA	$70,824
10	Portland-Vancouver-Hillsboro, OR-WA MSA	$68,676

Sources: US Census Bureau and Bureau of Labor Statistics
(1) March 2018 Unemployment Rate

www.iretapartments.com NAREIT REITweek | June 2018 10

iret

MINNEAPOLIS & DENVER VS. OTHER TOP 25 MSAs

Targeted Geography Has Strong Market Fundamentals



DENVER	
2010-2017 Population CAGR	1.77%
Unemployment Rate	2.80%
Median Household Income	$71,926
Median Home Price	$441,500
Multifamily % of Housing Stock(1)	26.8%
2014-2017 Rent CAGR	5.38%
2014-2017 Average Vacancy	4.82%

TWIN CITIES	
2010-2017 Population CAGR	1.01%
Unemployment Rate	3.30%
Median Household Income	$73,231
Median Home Price	$260,400
Multifamily % of Housing Stock(1)	22.9%
2014-2017 Rent CAGR	3.01%
2014-2017 Average Vacancy	3.32%

TOP 25 MSAs(2)	
2010-2017 Population CAGR	1.16%
Unemployment Rate	3.89%
Median Household Income	$66,564
Median Home Price	$344,800
Multifamily % of Housing Stock(1)	24.5%
2014-2017 Rent CAGR	3.76%
2014-2017 Average Vacancy	4.77%

Sources: US Census Bureau, Bureau of Labor Statistics, National Association of Realtors, and Axiometrics
(1) 5+ units; mobile homes and RVs excluded from total stock
(2) Top 25 MSAs defined as 25 highest populated metro areas as of most recent US Census Bureau data
Top 25 MSA statistics are averages excluding Denver and Twin Cities

www.iretapartments.com NAREIT REITweek | June 2018 11

FY18 INVESTMENTS Westend Dylan Location: Denver, CO Location: Denver, CO Profile: Urban Core Profile: Urban Core Constructed: 2015 Constructed: 2016 Homes: 390 Homes: 274 Purchase Price: $128.7M Purchase Price: $90.6M Park Place Oxbo Location: Plymouth, MN Location: St. Paul, MN Profile: Suburban Value-Add Profile: Urban Core Constructed: 1985 Constructed: 2017 Homes: 500 Homes: 191 Purchase Price: $92.3M Retail: 11,500 sf Purchase Price: $61.5M www.iretapartments.com NAREIT REITweek | June 2018 12

UNDERSTANDING SECONDARY MARKETS These five markets plus Minneapolis and Denver are expected to make up 76% of proforma FY19 NOI Rochester, MN Omaha, NE Grand Forks, ND St. Cloud, MN Bismarck, ND Population 218,280 933,316 102,414 197,759 132,142 Median Household Income $70,078 $62,247 $48,671 $56,620 $65,527 Unemployment Rate(1) 3.40% 3.00% 3.30% 4.10% 3.50% Mayo Clinic Offutt Air Force Base University of ND CentraCare Health State of ND Major Employers IBM Union Pacific Altru Health State of Minnesota Sanford Health Number of IRET Homes 1,711 1,370 1,554 1,187 1,259 Total Multifamily Supply 11,534 74,004 14,548 16,438 11,516 Same-Store Average Revenue per Unit(2) $1,262 $931 $912 $995 $996 Same-Store Physical Occupancy(3) 95.6% 96.1% 94.6% 96.4% 92.5% Sources: US Census Bureau, Bureau of Labor Statistics, IRET, Axiometrics, Company Filings and Disclosures, and IRET Research (1) March 2018 Unemployment Rate (2) Q3FY18 Average Revenue per Unit per Month (3) As of 1/31/18 www.iretapartments.com NAREIT REITweek | June 2018 13

CAPITAL ALLOCATION PRIORITIES Prudent capital allocation provides greater opportunities to reinvest in and grow our business Continue Disciplined Investment Strategy • Improve portfolio efficiency and quality through targeted redevelopment of existing assets and new acquisitions • Continue active portfolio management • Increase economies of scale Maintain Stronger, More Flexible Balance Sheet • Redeemed Series A ($29M, 8.25%) and Series B ($115M, 7.95%) preferred stock; issued Series C ($103M, 6.625%) preferred stock • Replaced $100M secured credit facility with $300M unsecured revolving credit facility – ability to increase facility to $500M with increase in unencumbered asset pool • Targeting debt metrics in-line with investment grade benchmarks Enhance Per-Share Metrics • Increase cash flow per share • Generate durable cash flow through higher-quality apartment portfolio • Improve dividend payout ratio www.iretapartments.com NAREIT REITweek | June 2018 14

iret CATALYSTS FOR UPSIDE

Portfolio and operational improvements can expand margins and create value

	IRET	Multifamily REIT Peers	Upside Potential
Homes / Community	155	303	• Operational efficiencies associated with economies of scale • Favorable comparison to institutional quality portfolios
SS Operating Margins	54%	65%	• Improvements in occupancy, utility bill-backs, and energy saving measures • Ability to introduce fee income and profit leaders including renters insurance
2018E Price / FFO[(1)(2)]	14x	16x	• Successful execution of asset management and portfolio investment criteria to support multiple expansion
Dividend Yield[(1)]	5.5%	4.7%	• Solid cash flow growth and sound balance sheet management to drive common dividend growth and returns on capital

Source: Public Company Filings and Disclosures, SNL Financial

Note: As of 1/31/2018 for IRET and 3/31/2018 for peers. Peers include AIV, APTS, AVB, BRG, CPT, EQR, ESS, IRT, MAA, NXRT, and UDR

(1) Price as of 5/15/2018

(2) Next Twelve Months Consensus FFO Estimates



Arcata – Golden Valley, MN



71 France – Edina, MN



Monticello Crossings – Monticello, MN

www.iretapartments.com | NAREIT REITweek | June 2018 | 15

PORTFOLIO SCALE AND QUALITY IMPROVING Total Multifamily NOI Average Revenue / Home $1,407 $85M $1,079 $41M $724 FY 2012 TTM as of 1/31/18 FY 2012 Current (1) Current Non Same- Store(1) Multifamily Homes Operational Enhancements • Placing full focus on our residents and our communities 14,176 • Growing our team of operational specialists 9,161 • Shifting to dedicated multifamily IT solutions • Revenue management • Leasing optimization • Reputation management • Lead management (2) (3) FY 2012 Current • Strengthening asset management with additional resources (1) Quarter Ended 1/31/18 (2) As of 4/30/12 (3) As of 4/30/18 www.iretapartments.com NAREIT REITweek | June 2018 16

SIGNIFICANT VALUE ADD OPPORTUNITY OPPORTUNITY • Approximately 5,600 apartment homes haven’t been renovated since before 2008 • Inventoried entire portfolio for value add opportunities • Identified communities in good locations garnering rents significantly lower than newer assets in the market • Opportunities include defensive upgrades to ensure competitiveness with newer product and to enhance our market position • Launching in strategic markets first FY19 PROGRAM • 1,000 units and various amenity projects identified for first phase of value add program • Estimated investment of $14 million • Targeted return on investment of 15% • Unit renovations vary in scope from light renovations at ~$2,000 per unit to full renovations at ~$15,000 per unit and include: • Kitchen remodels • Flooring • Bathroom renovations • Plumbing and lighting fixtures • Adding in-unit washers and dryers • Upgrading amenities to drive additional revenue, decrease operating expenses, reduce turnover, and appeal to more prospective residents. These include adding or upgrading: • Clubhouse • Package room/lockers • Dog park • Firepit, grill, and gazebo • Amenity upgrades include sustainability upgrades such as LED retrofits and more eco-friendly appliances www.iretapartments.com NAREIT REITweek | June 2018 17

VALUE ADD CASE STUDY – PARK PLACE Opportunity • Redevelop up to 488 homes at Park Place Apartments, a Class B BEFORE multifamily community located in a highly desirable suburb of Minneapolis • Take advantage of significant disparity between rents on newer, Class A product in the submarket and current rents Scope • Upgrades include: • New cabinets • New flooring • Quartz countertop • Kitchen tile backsplash AFTER • New bathroom vanities and countertops • Stainless steel appliances Expected Results • Average investment of $14,000-$16,000 per home • Average rent increases over 15% www.iretapartments.com NAREIT REITweek | June 2018 18

Investment Highlights Strong Balance Sheet Strong Markets Operational Enhancements Value Add Opportunities Best in Class Governance www.iretapartments.com NAREIT REITweek | June 2018 19

Investor Relations Contact: Matthew Volpano SVP – Capital Markets ir@iret.com 701.837.7104